U.S. Securities and Exchange Commission
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 13, 2011

Date of Report (Date of earliest event reported)
____________________

Bonanza Goldfields Corp.
(Name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)

333-137170
(Commission File Number)

26-2723015
(I.R.S. Employer Identification No.)

736 East Braeburn Drive, Phoenix, AZ  85022
(Address of principal executive offices)

(800) 971-2669
 (Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm.

Effective May 13, 2011, the Registrant dismissed Tarvaran, Askelson & Company (“TAC”), which firm  performed audit for the June 30, 2008, 2009, and 2010 and the quarterly reviews for September 30, 2008, December 31, 2008, March 31, 2009, September 30, 2009, December 31, 2009, March 31, 2010, September 30, 2010, and December 31, 2010 .  The change in the Registrant’s auditors was recommended and approved by the Board of Directors of the Registrant.

During the period June 8, 2008 through May 13, 2011 through the date of the termination of TAC there have been no disagreements with TAC (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of TAC would have caused them to make reference thereto in their report on financial statements for such years.

During the period June 8, 2008 through May 13, 2011 through the date of the dismissal of TAC, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided TAC with a copy of this Current Report on Form 8-K, and requested that TAC furnish the Registrant with a letter addressed to the U.S. Securities and Exchange Commission stating whether TAC agrees with the disclosure contained in this report, or, if not, stating the respects in which it does not agree.  The Registrant has received the requested letter from TAC and a copy of TAC letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm.

On May 13, 2011, and effective the same date, on the recommendation of the Registrant’s Board of Directors, the Registrant engaged GBH CPAs, PC as its independent registered public accounting firm to audit the Registrant’s financial statements for the fiscal year ended June 30, 2011 and to perform procedures related to the financial statements included in the Registrant’s quarterly reports on Form 10-Q, beginning with the quarter ending March 31, 2011.

During the two fiscal years ended June 30, 2010 and 2009, and through the date of the engagement of GBH CPAs, PC, neither the Registrant nor anyone on its behalf has consulted with GBH CPAs, PC, regarding either:

(a)
The application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that GBH CPAs, PC, concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

(b)	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

 The following exhibits are furnished as part of this report:

(d)            Exhibits
Number           Description

16.1   Letter of TAC, dated May 13, 2011, regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Goldfield Corporation

Date: May 13, 2011	By:	/s/ David Janney
David Janney
President, CEO, CFO

EXHIBIT INDEX

 Number
Description

16.1	Letter of TAC, dated May 13, 2011, regarding change in independent registered public accounting firm.